Exhibit 99.1

N e w s R e l e a s e

August 14, 2006
Park National Corporation, The Park National Bank
and Anderson Bank Company sign definitive agreement
and plan of merger
Cincinnati-area bank to join The Park National Bank’s
Southwest Ohio & Northern Kentucky Division
NEWARK, Ohio — Park National Corporation (AMEX: PRK) (Park), its subsidiary The Park National Bank, and Anderson Bank Company, an Ohio state-chartered commercial bank (Anderson), signed today a definitive agreement and plan of merger pursuant to which Park would acquire Anderson through the merger of Anderson with and into The Park National Bank under the national banking charter of The Park National Bank. Anderson is a full-service community bank whose main office is located in Anderson township on the east side of Cincinnati. Anderson also has an office in Amelia, Ohio.
“Anderson’s mission and way of doing business are exactly what we believe in and appreciate in banking,” said Park Chairman and Chief Executive Officer C. Daniel DeLawder. “Anderson’s products, services and values align very well with those of the Park organization. Anderson places the utmost priority on empowering local bankers to serve customers quickly and completely, and understands the importance of having a reliable relationship with your banker. Anderson also proudly supports various community organizations. We are delighted to welcome Anderson’s team of professionals and its customers into the Park family of community banks.”
Anderson offers a variety of deposit and loan accounts for personal and business customers. It had approximately $70 million in assets, $58 million in loans, $62 million in deposits and $7.3 million in stockholders’ equity as of June 30, 2006. Anderson’s net income was $380,000 for the first six months of 2006 and $767,000 for the twelve months ended June 30, 2006. Park’s consolidated total assets as of June 30, 2006 were approximately $5.4 billion.
The merger transaction is expected to close in late 2006, and is subject to the satisfaction of customary conditions in the agreement and plan of merger and approvals of regulators and Anderson’s shareholders. The aggregate merger consideration consists of approximately $9.05 million in cash and 86,137 common shares of Park. Based on the closing price of Park common shares on August 11, 2006, the aggregate merger consideration would be $17.72 million. Shareholders of Anderson may elect cash, Park common shares or a combination of cash and Park common shares. As of August 14, 2006, Anderson had 533,550 common shares outstanding and 16,250 common shares were subject to outstanding stock options. The weighted average exercise price for the outstanding stock options was $10.65.
Anderson’s two offices will become part of The Park National Bank of Southwest Ohio & Northern Kentucky Division which has 11 offices, several throughout Clermont County as well as offices in downtown Cincinnati, West Chester, Dayton, and Florence, Kentucky. It is headquartered in Milford, Ohio and led by President Doug Compton and an advisory board of local business professionals. Anderson’s President and CEO James R. Gudmens plans to retire after the merger transaction is closed.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

N e w s R e l e a s e

“This is an excellent opportunity for Anderson and we are eager to join the Park organization,” said Anderson President James R. Gudmens. “By working together with The Park National Bank, we’ll be able to bring more options and capabilities to our customers, such as trusts and investments, and we’ll continue successfully serving the communities around eastern Cincinnati.”
Headquartered in Newark, Ohio, Park consists of 12 community banking divisions and two specialty finance companies, all based in Ohio. Park operates 136 offices across 29 Ohio counties and one Kentucky county through the following organizations: The Park National Bank, The Park National Bank of Southwest Ohio & Northern Kentucky Division, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank of Mount Vernon, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, Scope Leasing, Inc., and Guardian Financial Services Company.
Safe Harbor Statement
Except for the historical and present factual information contained in this press release, the matters discussed in this press release, including statements as to the expected benefits of the merger transaction such as efficiencies, market profile, product offerings and financial strength, and the competitive ability and position of the combined bank, and other statements identified by words such as “will,” “expected,” “plans,” “approximately”, and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those set forth in the forward-looking statements, including the following: the ability to obtain regulatory approvals and Anderson shareholder approval of the merger transaction on the proposed terms and schedule; the possibility that costs or difficulties related to the integration of the businesses of Anderson and The Park National Bank will be greater than expected or that the cost savings and any revenue synergies of the combined banks following the merger transaction may be lower or take longer to realize than expected; disruptions from the merger transaction may make it more difficult to maintain relationships with customers, employees or suppliers; the impact of competition; and other risk factors relating to our industry as detailed from time to time in the reports of Park filed with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date on which they are made, and Park undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the forward-looking statement is made, except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Park or any person acting on Park’s behalf are qualified by these cautionary statements. Further information on other factors which could affect the financial results of Park after the merger transaction are included in Park’s filings with the SEC. These documents are available free of charge through the website maintained by the SEC at http://www.sec.gov and/or from Park.
Additional Information And Where To Find It
Park intends to file with the SEC a registration statement on Form S-4 containing a proxy statement/prospectus that will be mailed to the shareholders of Anderson in connection with the merger transaction. Investors and shareholders of Anderson are urged to read the proxy statement/prospectus when it becomes available because it will contain important information about Park, The Park National Bank, Anderson and the merger transaction. Investors and shareholders will be able to obtain a copy of the proxy statement/prospectus (when it is available), as well as other filings containing information about Park, free of charge, through the website maintained by the SEC at http://www.sec.gov. Copies of the proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus, can also be obtained, free of charge, by directing a request to Park National Corporation, 50 North Third Street, P.O. Box 3500, Newark, Ohio 43058-3500, Attention: John W. Kozak, Chief Financial Officer (740-349-3792), or to Anderson Bank Company, 1075 Nimitzview Drive, Cincinnati, Ohio 45230, Attention: James R. Gudmens (513-232-9599).
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

N e w s R e l e a s e

Park and Anderson and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Anderson in respect of the proposed merger transaction. Information about the directors and executive officers of Park is set forth in the proxy statement for Park’s 2006 annual meeting of shareholders filed with the SEC. Information about the directors and executive officers of Anderson and their ownership of Anderson common shares will be contained in the proxy statement/prospectus that will be mailed to the shareholders of Anderson in connection with the merger transaction. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of the securities under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Media contacts:
Bethany White, Park Communication Specialist 740.349.3754
John Kozak, Park Chief Financial Officer, 740.349.3792
James R. Gudmens, Anderson President, 513.232.9599
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com